UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2009

Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 338-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	On December 31, 2008, the Company announced that Mr. Michael R. Cannon, President, Global Operations, will be leaving Dell in the current fiscal quarter. His departure date will be January 31, 2009. At the commencement of Mr. Cannon’s employment in February 2007, he entered into a Letter Agreement regarding severance benefits and a Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement. Under the terms of this agreement, Mr. Cannon will receive a cash severance payment of $10 million with $5 million to be paid on or before February 20, 2009, $2.5 million to be paid on or before April 20, 2009, and $2.5 million to be paid on or before July 31, 2009. As a condition to receiving his severance payments, Mr. Cannon executed a Separation Agreement and Release on January 5, 2009. A copy of the Separation Agreement and Release is attached as Exhibit 99.1.

Mr. Cannon entered into a Consultancy Agreement with the company on January 5, 2009 (the “Consulting Agreement”). Commencing on February 1, 2009 and for a period ending January 31, 2011, the company will retain Mr. Cannon to serve as a consultant to the Company. The Company shall pay Mr. Cannon a consulting fee of $1.25 million to be paid within 15 days of January 31, 2010. The Consulting Agreement also amends the Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement to extend certain confidentiality, noncompetition, and nonsolicitation obligations through February 1, 2011. A copy of the Consulting Agreement is attached as Exhibit 99.2.

On December 31, 2008, the Company announced that Mr. Mark Jarvis, Senior Vice President and Chief Marketing Officer, will be leaving Dell in the current fiscal quarter. His departure date will be January 23, 2009. At the commencement of Mr. Jarvis’ employment in October 2007, he entered into a Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement which provides for a standard severance arrangement for executive officers. Under this agreement, Mr. Jarvis will receive 12 months’ base salary and target bonus. As a condition to receiving his severance payments, Mr. Jarvis executed a Separation Agreement and Release on January 6, 2009. A copy of the Separation Agreement and Release is attached as Exhibit 99.3.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	—	Separation Agreement and Release between Michael R. Cannon and Dell Inc.

Exhibit 99.2	—	Consultancy Agreement between Michael R. Cannon and Dell Inc.

Exhibit 99.3	—	Separation Agreement and Release between Mark Jarvis and Dell Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.
Date: January 8, 2009	By:	/s/ Janet B. Wright
Janet B. Wright
Assistant Secretary

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

99.1	Separation Agreement and Release between Michael R. Cannon and Dell Inc.

99.2	Consultancy Agreement between Michael R. Cannon and Dell Inc.

99.3	Separation Agreement and Release between Mark Jarvis and Dell Inc.

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